UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 30, 2008

iCAD, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-9341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Split Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2008, iCAD, Inc. (the “Registrant”) entered into a Loan and Security Agreement (the “Loan Agreement”) with RBS Citizens, N.A. (“RBS”). The Loan Agreement replaces the Prior Loan Agreement (as defined and described in Item 1.02 below). The Loan Agreement established a secured revolving credit facility with a line of credit of up to $5,000,000. Unless earlier repaid, all amounts due and owing under the Loan Agreement are required to be repaid on June 30, 2009, the stated termination date of the Loan Agreement.

The Loan Agreement contains certain financial and non-financial covenants relating to the Registrant. The Loan Agreement also contains certain events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to any material indebtedness, events of bankruptcy and insolvency, certain ERISA events, judgments in excess of specified amounts, and a failure of the Registrant’s Chief Executive Office (“CEO”) or Chief Financial Officer (“CFO”) to continue serving as such without a replacement reasonably satisfactory to RBS being retained within 120 days of either the CEO or CFO ceasing to serve as such. Amounts due under the Loan Agreement and the related Revolving Note (the “Note”) dated June 30, 2008 made by the Registrant in favor of RBS, may be prepaid at any time, in whole or in part, at the option of the Registrant, provided, however, that for any portion of the loan accruing interest as a “LIBOR Rate Loan” (as defined the in the Loan Agreement), Registrant is responsible to pay any LIBOR Breakage Fee as defined and further described in the Note. All amounts outstanding under the Loan Agreement and the associated Note will bear interest, at the Registrant’s option, at a fluctuating per annum rate of interest equal to (i) Prime Rate (as defined in the Note) plus one-half of one percent (0.05%) or (ii) the Adjusted LIBOR Rate (as defined in the Note) plus the LIBOR Rate Margin (as defined in the Note).

In connection with the Loan Agreement and the Note, the Registrant has entered into a Negative Pledge Agreement dated June 30, 3008 and made in favor of RBS. Pursuant to the Negative Pledge Agreement, the Registrant agreed, among other things, (i) not to incur any liens, other than as permitted under the Loan Agreement, with respect to the Registrant’s intellectual property and (ii) not to sell or assign, other than for fair consideration in the ordinary course of business, the Registrant’s intellectual property.

The descriptions of the Loan Agreement, Note and Negative Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable agreements, each of which is filed as an exhibit to this Report. The Loan Agreement, Note and Negative Pledge Agreement have been included to provide investors and security holders with information regarding their respective terms. These agreements are not intended to provide any other factual information about the Registrant or the other parties thereto. Each of the Loan Agreement, Note and Negative Pledge Agreement contains representations and warranties the parties thereto made to, and solely for the benefit of, the other parties thereto. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of such agreements. In addition, each of the Loan Agreement, Note and Negative Pledge Agreement is modified by the underlying disclosure schedules, if any. Moreover, information concerning the subject matter of the representations and warranties may change after the date of each of the Loan Agreement, Note and Negative Pledge Agreement, which subsequent information may or may not be fully reflected in the Registrant's public disclosures.

Item 1.02	Termination of a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.

As a condition to, and simultaneously with, the execution by RBS of the Loan Agreement, the unpaid principal amount and accrued interest on the Registrant’s debt incurred under the Revolving Loan and Security Agreement and related Convertible Revolving Credit Promissory Note dated October 26, 1987, as amended, between the Registrant and Robert Howard, the former Chairman of the Board and a current principal stockholder of the Registrant (the “Prior Loan Agreement”), was extinguished as follows: (1) a total of $2,000,000 principal amount under the Prior Loan Agreement, together with approximately $351,917 of accrued and unpaid interest on such principal amount, was converted by Mr. Howard into 1,622,012 shares of the Registrant’s common stock at $1.45 per share and (2) the remaining principal balance under the Prior Loan Agreement of approximately $258,906, together with accrued and unpaid interest of approximately $55,598 on such principal amount, was paid in cash to Mr. Howard. The Prior Loan Agreement has, therefore, been fully repaid and satisfied and was terminated as of June 30, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1*	Loan and Security Agreement dated as of June 30, 2008 by and between the Registrant and RBS Citizens, N.A.

10.2	Revolving Note dated as of June 30, 2008 made by the Registrant in favor of RBS Citizens, N.A.

10.3	Negative Pledge Agreement dated June 30, 2008 by the Registrant as accepted by RBS Citizens, N.A.

 * The Registrant has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC.
(Registrant)

By:	/s/ Darlene Deptula-Hicks
Darlene Deptula-Hicks
Executive Vice President of Finance and Chief Financial Officer

Date:  July 7, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1*	Loan and Security Agreement dated as of June 30, 2008 by and between the Registrant and RBS Citizens, N.A.

10.2	Revolving Note dated as of June 30, 2008 made by the Registrant in favor of RBS Citizens, N.A.

10.3	Negative Pledge Agreement dated June 30, 2008 by the Registrant as accepted by RBS Citizens, N.A.

 * The Registrant has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies any of the omitted schedules and exhibits upon request by the SEC.